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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 6, 2006

Timberline Resources Corporation

(Exact Name of Registrant as Specified in its Charter)

IDAHO	000-51549	82-0291227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36 West 16th Avenue, Spokane, Washington	99203
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 747-5225

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (11-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See discussion under Item 2.03.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

See discussion under Item 2.03.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On March 6, 2006, Timberline Resources Corporation (an Idaho corporation) (the “Registrant”, “Company” or “TBLC”), completed its acquisition of all of the outstanding capital stock of Kettle Drilling, Inc. (“Kettle”), a privately held, Idaho corporation for a purchase price of $2,800,000 (comprised of a cash payment of $2,400,000 and two promissory notes in the total principal amount of $400,000) and 5,000,000 shares of convertible preferred stock (the “Acquisition”).  In connection with the Acquisition, as of February 23, 2006, the parties entered into a Stock Purchase and Sale Agreement (the “Stock Purchase and Sale Agreement”) a copy of which was attached as an exhibit to and the subject of the Registrant’s Current Report on Form 8-K filed on March 1, 2006 (the “March 1, 2006 8-K”).  The March 1, 2006 Form 8-K is incorporated by reference hereto and made a part hereof.  The Acquisition was completed with the issuance of the convertible preferred stock (the “Preferred Stock”) to the Kettle Shareholders on March 6, 2006.

Funds for the $2,400,000 cash payment of the purchase price derive from three sources.  The Company received a loan in the amount of $400,000 on March 1, 2006 from its Chief Executive Officer, Chairman of the Board and principal shareholder, John Swallow, as detailed in “$400,000 March 1, 2006 Promissory Note” (the Swallow Note”.)  In addition, Cougar Valley LLC, an affiliate of John Swallow, exercised options to purchase 500,000 shares of the registrant’s common stock at $0.40 per share for proceeds to the company of $200,000.  The balance of the purchase was funded through the Company’s current “best efforts” Private Placement Offering.  See “Item 3.02 Unregistered Sales of Equity Securities” below.  Proceeds to pay off the loan used to finance the Acquisition are expected to come from the completion of the Private Placement.

Kettle, formerly a closely-held company, provides drilling services to the mining and mineral exploration industries across North America and worldwide.  Kettle recorded over $5 million in revenues for 2005 and has been profitable every year since its inception in 1996. Included in the Acquisition, are all of Kettle’s assets and liabilities, including existing contracts and account’s receivable and payable.

In connection with the March 6, 2006 Acquisition, the following summarized material definitive agreements were executed by the appropriate parties:

1.

Amendment to Stock Purchase and Sale Agreement (the “Amendment”)

The Amendment was entered into as of March 3, 2006 by and among the Registrant, Kettle Drilling, the two shareholders of Kettle Drilling (the “Kettle Shareholders” or “David Deeds and Margaret Deeds, husband and wife, and/or Doug Kettle”) and the six Principal Shareholders of Registrant: John Swallow, Stephen Goss, Tom Gurkowski, Vance Thornsberry, Eric Klepfer and Paul Dircksen (the “Timberline Shareholders”). The Amendment revised the cash component of the purchase price contained in the Stock Purchase and Sale Agreement to allow the Registrant to deliver a cash payment in the amount of $2,400,000 and to issue two promissory notes in the total principal amount of $400,000 to the Kettle Shareholders.

2.

$300,000 March 3, 2006 Promissory Note (Exhibit G-1 to the Amendment) (the “Kettle Note”)

The Kettle Note was entered into as of March 3, 2006. The terms include the following:

•

lender:

Davis Kettle

•

borrower:

Registrant

•

principal:

$300,000

•

annual interest rate:

prime plus three percent

•

payment:

lump sum of interest and principal

•

due date:

September 1, 2006  (there is no prepayment penalty)

3.

$100,000 March 3, 2006 Promissory Note (Exhibit G-2 to the Amendment) (the “Deeds Note”)

The Deeds Note was entered into as of March 3, 2006. The terms include the following:

•

lender:

Doug Deeds

•

borrower:

Registrant

•

principal:

$100,000

•

annual interest rate:

prime plus three percent

•

payment:

lump sum of interest and principal

•

due date:

September 1, 2006 (there is no prepayment penalty)

4.

$400,000 March 1, 2006 Promissory Note (the “Swallow Note”)

The Swallow Note was entered into on March 1, 2006. The terms include the following:

•

lender:

John Swallow (the Registrant’s Chief Executive Officer, Chairman of the Board, and principal shareholder)

•

borrower:

Registrant

•

principal:

$400,000

•

annual interest rate:

nine percent

•

payments:

monthly of interest only ($3,000) commencing April 1, 2006

•

due date:

March 1, 2007 (there is no prepayment penalty)

5.

Registration Rights Agreement (Exhibit C of the Stock Purchase and Sale Agreement, as amended)

As of March 3, 2006, the Registrant and the Kettle Shareholders (individually and collectively) entered into a Registration Rights Agreement wherein the Kettle Shareholders were granted the right to have their shares of TBLC common stock included in subsequent registration statements filed with the Securities and Exchange Commission (the “Registrable Shares”). The Registrable Shares include the 100,000 shares of TBLC common stock issued Purchase and Sale Agreement to the Kettle Shareholders (75,000 shares – David Deeds; 25,000 shares – Doug Kettle) and the shares of common stock into which the Preferred Stock can be converted. See “Series A Preferred Stock Resolution of Timberline Resources Corporation”, below, and the Registrant’s Current Report on Form 8-K filed on December 19, 2005 which is incorporated by reference herein.

The Registration Rights Agreement provides for “piggyback registration rights” and “demand registration rights”.  The piggyback registration rights allow for the Registrable Shares (or any portion thereof) to be included in any registration statement that the Registrant files for its own account or for the account of third parties, subject to certain conditions, limitations and restrictions. The demand registration rights allow the Kettle Shareholders to demand that the Registrant include the Registrable Shares (or any portion thereof) in a Form S-3 registration statement, if and when the Registrant becomes eligible to use said registration form, subject to certain conditions, limitations and restrictions. The Registration Rights are assignable with the prior written consent of TBLC. The expenses related to the filing of any registration statements shall be the responsibility of the Registrant.

6.

Employment Agreement   (Exhibit D-1 of the Stock Purchase and Sale Agreement, as amended) (“Kettle Employment Agreement”)

As of March 3, 2006, Doug Kettle and Kettle Drilling entered into a three year employment agreement. Pursuant to the terms of this agreement, Doug Kettle will function as and perform the customary duties of president and a member of the board of directors of Kettle Drilling. His compensation will include an annual salary of $162,000, fringe benefits including payment of medical and dental insurance coverage premiums of up to $12,000 per year, automobile benefits (encompassing two vehicles), a $1,500 per month non-accountable expense allowance, performance benefits and incentives. Mr. Kettle will not be required to devote more that 15 to 20 hours per week to the business affairs of Kettle Drilling.

7.

Employment Agreement   (Exhibit D-2 of the Stock Purchase and Sale Agreement, as amended) (“Deeds Employment Agreement”)

As of March 3, 2006, David Deeds and Kettle Drilling entered into a three year employment agreement. Pursuant to the terms of this agreement, Doug Kettle will function as and perform the customary duties of vice president and member of the board of directors of Kettle Drilling. His compensation will include an annual salary of $162,000, fringe benefits including payment of medical and dental insurance coverage premiums of up to $12,000 per year, automobile benefits (encompassing two vehicles), a $1,500 per month non-accountable expense allowance, performance benefits and incentives. Mr. Deeds will not be required to devote more that 15 to 20 hours per week to the business affairs of Kettle Drilling.

8.

Voting Trust Agreement (Exhibit E of the Stock Purchase and Sale Agreement, as amended)

As of March 3, 2006, the Registrant, the Kettle Shareholders (individually and collectively) and the Timberline Shareholders (individually and collectively) entered into a voting trust agreement that assures the appointment of the Kettle shareholders as advisory directors of the Registrant’s Board of Directors and as directors of the Board of Directors of Kettle Drilling. Specifically, pursuant to the terms of this agreement, John Swallow was appointed as attorney and voting trustee of the Timberline Shareholders solely for the purposes of: (a) attending any and all meetings of stockholders of the Registrant and (b) solely with respect to the election of directors of the Registrant at any such meeting, to vote all of the shares of common stock of the Timberline Shareholders, and each of them, for the election of the Kettle Shareholders (or his or their respective designees, if they or either of them are unable or unwilling to serve) as advisory directors of the Registrant. Similarly, pursuant to the terms of this voting trust agreement, David Deeds was appointed as attorney and voting trustee of the Kettle Shareholders solely for the purposes of: (a) attending any and all meetings of stockholders of Kettle Drilling; (b) with respect to the election of directors of Kettle Drilling at such meeting, to vote all of the shares of common stock of the Registrant for the election of the Kettle Shareholders (or his or their respective designees, if they or either of them are unable or unwilling to serve) as a directors Kettle Drilling, in the same manner and with the same effect as if the Registrant  were personally present; and (c) with respect to any other matter submitted to the stockholders of Kettle Drilling for approval or consent, including the election of other persons. The voting trust agreement shall terminate at the earlier of ten years or when the Kettle Shareholders do not own any shares of Preferred Stock, or, in the event that all of the Preferred Shares have been converted into the Registrant’s common stock, when the Kettle Shareholders own less than 10% of their initial number of the Registrant’s common stock after conversion of all the Preferred Stock.

In connection with the March 6, 2006 Acquisition,  the February 26, 2006 Resolution of the Registrant’s Board of Directors defining the attributes of the Preferred Stock has been attached and incorporated by reference to Stock Purchase and Sale Agreement, as amended, as an additional exhibit:

1.

Series A Preferred Stock Resolution of Timberline Resources Corporation (Exhibit B of the Stock Purchase and Sale Agreement, as amended)

On February 26, 2006, the Registrant’s Board of Directors adopted a resolution creating a series of Five Million Shares (5,000,000) shares of voting, convertible Preferred Stock designated as Series A Preferred Stock. The Preferred Stock was issued to the Kettle Shareholders as a part of the consideration delivered to them for the Acquisition in the following proportion: 1,250,000 shares to David Deeds and Margaret Deeds, husband and wife, and 3,750,000 shares to Doug Kettle. The relative rights, preferences, privileges and restrictions granted to or imposed upon the Preferred and the holders include:

•

preferred dividend equal to $.032 per share; cumulative after December 31, 2006;

•

participating on a pro rata basis  in any declared common stock dividend on an “as converted to common stock basis”;

•

voting rights equal to the shares of common stock on an as converted basis;

•

liquidation rights, subject to certain event adjustments, of $.55 per share;

•

a formula for automatic conversion to common stock upon the occurrence of  certain triggering events, currently determined to be at the rate of one share of common for one share of preferred, subject to anti-dilution protection and other possible adjustments;

•

automatic redemption triggering provisions requiring the Registrant to purchase the Preferred Stock back (redeem them) from the holders at the liquidation price per share plus any accumulated dividend (the “Preferred Stock Redemption Price”); any Preferred Stock shares that have been converted to common stock  are to be purchased are to be purchased back (redeemed) at a per share price determined by calculating  trading price over a four calendar period immediately prior to the redemption (the “Common Stock Purchase Price”);

•

the right to have Kettle Drilling spun-off to the Kettle Shareholders in the event that Registrant cannot pay the Preferred Stock Redemption Purchase Price and/or the Common Stock Purchase Price; and

•

Certain preemptive rights regarding new securities the Registrant may offer to third parties.

The creation of the aforementioned Series A Preferred Stock was effected by the March 6, 2006 filing with the Idaho Secretary of State’s Office of a “Certificate and Articles of Amendment to Articles of Incorporation of Timberline Resources Corporation”.  The full text of the amended articles is attached hereto and incorporated by reference as Exhibit 3.4.

In connection with the March 6, 2006 Acquisition, the following other documents have been attached and incorporated by reference to Stock Purchase and Sale Agreement, as amended, as additional exhibits or attachments:

1.

Selling Stockholder Information (Exhibit A to the Stock Purchase and Sale Agreement, as amended, that contains the names and addresses of the Kettle Shareholders and their Kettle Drilling share ownership positions and percentages)

2.

Form of Opinion of the Registrant’s Counsel to the Kettle Shareholders executed on March 3, 2006 (Exhibit F-2 to the Stock Purchase and Sale Agreement, as amended, that addresses the validity and legality of the corporate actions taken by the Registrant in connection with the Acquisition.)

3.

Form of Opinion of the Kettle Shareholders’ Counsel to the Registrant executed on March 3, 2006 (Exhibit F-1 to the Stock Purchase and Sale Agreement, as amended, that addresses the validity and legality of the corporate actions taken by Kettle Drilling in connection with the Acquisition.)

4.

Schedule of Exceptions (Schedule A to Stock Purchase and Sale Agreement, as amended) that contains the exceptions to the warranties and representations made by the Kettle Shareholders and Kettle Drilling in the Stock Purchase and Sale Agreement, as amended.

5.

Schedule of Exceptions (Schedule B to Stock Purchase and Sale Agreement, as amended) that contains the exceptions to the warranties and representations made by the Registrant and Timberline Shareholders in the Stock Purchase and Sale Agreement, as amended.

The foregoing descriptions of do not purport to be complete and are qualified in their entirety by the terms and provisions of each document filed as exhibits to this Current Report on Form 8-K and incorporated by reference herein.

In addition, the Registrant issued a press release press release announcing the completion of the Acquisition on March 10, 2006 which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

On December 19, 2006, the Registrant issued 100,000 shares of its common stock to the Kettle Shareholders (75,000 shares – David Deeds; 25,000 shares – Doug Kettle) in consideration for an option to purchase all of their shares of Kettle Drilling which are all of the issued and outstanding shares of Kettle Drilling.  See the Registrant’s Current Report on Form 8-K filed on December 19, 2005 which is incorporated by reference herein.

On January 18, 2006, the Registrant commenced its “best efforts only” Private Placement of its securities (8,000,000 units at $.55 per unit) for up to $4,400,000, to accredited investors only. Each unit is comprised of one share of common stock and one-half of a warrant; two warrants permit the purchase of an additional share of common stock at $1.00 per share. To date, the following units have been sold as indicated below:

Investor Name

Dollars Invested

       Units

1)

Hugh L. and Andrea L. Hendrick Trust

$5,500

10,000

2)

Tom L. Lawson, Jr.

$16,500

30,000

3)

James Marchione

$13,750

25,000

4)

Laurence A. Rudnicki

$13,750

25,000

5)

Roger J. Ciapara Trust

$27,500

50,000

6)

Paul and Susan Finney Revocable Trust

$22,000

40,000

7)

John L. Sheldon

$6,600

12,000

8)

Berta Holzinger Trust UTD

$5,500

10,000

Berta Holzinger and Linda Hagen, Trustees

9)

Todd Kiesbuy

$15,000

27,272

10)

Gene Higdem

$33,000

60,000

11)

Aaron Robb

$85,000

154,545

12)

Robert E. Johnson

$22,000

40,000

13)

Jeffrey D. Hanna

$27,500

50,000

14)

Barbara E. Heldridge

$55,000

100,000

15)

Michael L. Mooney

$9,900

18,000

16)

Richard D. Hassenplug

$16,500

30,000

17)

Biff Dodson

$11,000

20,000

18)

Bret A. Dirks

$110,000

200,000

19)

Noren Family Trust

$192,500

350,000

20)

William Butcher, Jr.

$16,500

30,000

21)

James E. Kirkham, Jr.

$13,750

25,000

22)

Brian F. O’Shea

$13,750

25,000

23)

Wesley A. Pomeroy

$11,000

20,000

24)

Joseph N. Gerl

$11,000

20,000

25)

Roger A. VanVoorhees

$82,500

150,000

26)

Robert M. Blumen

$22,000

40,000

27)

Walter and Ofelia Holzinger Family Trust

$11,000

20,000

28)

Bruce E. Malcolm

$30,250

55,000

29)

Mountain Gold Exploration, Inc.

$13,750

25,000

Investor Name

Dollars Invested

       Units

30)

Thomas K. Mancuso

$5,500

10,000

31)

Eugene E. Arensberg, Jr

$29,700

54,000

32)

Ronald and Nancy Brown

$13,750

25,000

33)

Glen R. Forsch

$5,500

10,000

34)

Peter B. Smith

$16,500

30,000

35)

Sean Rahkimov

$11,000

20,000

36)

Merlin R. and Beverly G. Gilbertson

$11,000

20,000

37)

Robert E. Cell

$22,000

40,000

38)

Tom Robb

$55,000

100,000

39)

Russell L. Abrams

$22,000

40,000

40)

Thomas J. Loucks

$5,500

10,000

41)

Larry Kornze and Lisa Kornze

$5,500

10,000

42)

Dante J. Gallinetti, Trustee

$55,000

100,000

43)

James J. Swab

$68,750

125,000

44)

Robert Heckler and Jane E. Heckler

$22,000

40,000

45)

Sharon F. Detjens

$5,500

10,000

46)

Rosco Eversole IRA

$27,500

50,000

NFS FBO Rosco Eversole

47)

Jon Slizza

$12,650

23,000

48)

Joseph L. Trentacosta

$41,250

75,000

49)

Argentaurus Capital Limited

$20,900

38,000

50)

Robert Dumont

$250,000

454,546

51)

Cheryl L. Dumont IRA

$8,800

16,000

NFS/FMTC FBO Cheryl L. Dumont

52)

Robert L. Dumont   IRA

$27,500

50,000

NFS/FMTC FBO Robert L. Dumont

53)

Erin E. Mullen

$11,000

20,000

54)

John G. Mullen

$11,000

20,000

55)

Chris Mullen

$11,000

20,000

56)

Vladimir Spina

$22,000

40,000

57)

Gold Seek LLC

$27,500

50,000

58)

KIT Financial

$33,000

60,000

59)

John A. Swallow* (Roth IRA)

   $123,750

225,000

_________________________________________________________________________________________

Total Invested as of March 10, 2006:

$1,896,050

==============================================================================

* Mr. Swallow is the Registrant’s Chief Executive Officer, Chairman of the Board and a principal shareholder.

On March 6, 2006, the Registrant issued 5,000,000 share of the Preferred Stock to the Kettle Shareholders in connection with the Acquisition. 1,250,000 shares were issued to David Deeds and Margaret Deeds, husband and wife, and 3,750,000 shares were issued to Doug Kettle. See Items 1.01, 2.01 and 2.03, above.

On March 10, 2006, the Registrant issued 500,000 shares of its common stock to Cougar Valley LLC (an affiliate of its Chief Executive Officer and Chairman of the Board, John Swallow) for its February 24, 2006 exercise of 250,000 options at $.40 per share and its February 28, 2006 exercise of 250,000 options also at $.40 per share.

The Registrant used $2,000,000 of the proceeds from the Private Placement and the Cougar Valley LLC option exercise in the Acquisition.

All of the unregistered sales of securities referred to above were made in reliance upon the exemptions from registration provided under Section 4(2) of the Securities Act of 1933, as amended, including the regulations and rules promulgated thereunder.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

As a result of the Acquisition, Kettle Drilling became a wholly owned subsidiary of the Registrant. Immediately thereafter, the Kettle Shareholders were appointed as officers and directors of Kettle Drilling and advisory directors of the Registrant. Specifically, Doug Kettle was appointed president of Kettle Drilling and David Deeds was appointed its vice president.

Doug Kettle is the president and a director of Kettle Drilling. Prior to the Acquisition on March 6, 2006, he was its president, director and an owner of Kettle Drilling since 1996. He has acquired a number of professional drilling related licenses including: Water Well Driller and Contractor license (Arizona), Water Well Driller license (Idaho and Washington State) and a trainer’s license from the Mine Safety Hazard Administration.

There are no family relationships between Mr. Kettle and any other executive officers or directors of the Registrant. There have been no transactions during Registrant’s last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which Registrant was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Kettle had or will have a direct or direct material interest, except for the Acquisition transactions described above.

David Deeds is the vice president and a director of Kettle Drilling. From 2000 until the Acquisition on March 6, 2006, he was Kettle Drilling’s Controller. On January 1, 2005, he also became a member of its board of directors and it corporate secretary. Until 2003, he was also the owner operator of Microledger, Inc. an accounting –bookkeeping services company. He sold this business in 2003. Mr. Deeds has a B. S. Degree in Accounting from the University of Northern Colorado (1976).

There are no family relationships between Mr. Kettle and any other executive officers or directors of the Registrant. There have been no transactions during Registrant’s last two fiscal years, or any currently proposed transaction, or series of similar transactions, to which Registrant was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Kettle had or will have a direct or direct material interest, except for the Acquisition transactions described above.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

The financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K will be filed by amendment as soon as practicable, but in no event later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K will be filed by amendment as soon as practicable, but in no event later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(c) Exhibits

3.4

Timberline Resources Corporation, Articles of Amendment of Articles of Incorporation, March 3, 2006 and February 26, 2006

10.17

Stock Purchase and Sale Agreement by and among Timberline Resources Corporation (an Idaho corporation), the Shareholders of Kettle Drilling, Inc. listed on the Signature Page hereof and the Shareholders of Timberline Resources Corporation listed on the Signature Page hereof dated as of February 23, 2006(1)

10.18

Amended Stock Purchase and Sale Agreement by and among Timberline Resources Corporation (an Idaho corporation), the Shareholders of Kettle Drilling, Inc. listed on the Signature Page hereof and the Shareholders of Timberline Resources Corporation listed on the Signature Page hereof dated as of March 3, 2006

10.19

Promissory Note between Timberline Resources Corporation and John Swallow

10.20

Promissory Note between Timberline Resources Corporation and Douglas Kettle, incorporated by reference to Exhibit 10.18, G-1

10.21

Promissory Note between Timberline Resources Corporation and David Deeds, incorporated by reference to Exhibit 10.18, G-2

10.22

Registration Rights Agreement, incorporated by reference to Exhibit 10.18., C

10.23

Employment Agreement, Douglas Kettle, incorporated by reference to Exhibit 10.18, D-1

10.24

Employment Agreement, David Deeds, incorporated by reference to Exhibit 10.18, D-2

10.25

Voting Trust Agreement, incorporated by reference to Exhibit 10.18, E

99.1

Press Release, March 10, 2006

_______________________

(1)

Incorporated by reference to the registrant’s Form 8K filed February 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

TIMBERLINE RESOURCES CORPORATION

(Registrant)

Date:  March 10, 2006

/s/  John Swallow

__________________________________________

John Swallow

(Chief Executive Officer, Principal Operating Officer and Chairman of the Board of Directors)